Exhibit 3.75

NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT (ALL CORPORATIONS) State Form 26278 (R5/[ILLEGIBLE])	SUE ANNE GILROY SECRETARY OF STATE CORPORATION DIVISION 302 W. Washington St., Rm. [ILLEGIBLE] Indianapolis, IN 46204 Telephone: (317)232-6576

INSTRUCTIONS:	Use 8 1/2” × 11” white paper for Inserts.	Indiana Code 23-1-24-2 (for profit corporation)
	Present original and two (2) copies to address in upper right corner of this form.	Indiana Code 23-17-6-2 (non-profit corporation)
	Please TYPE or PRINT.	NO FILING FEE

Name of corporation	Date of Incorporation
[Company]	________
Current registered office address (number and street, city, state, ZIP code)
251 E. Ohio Street Ste. 500 Indianapolis, IN 46204
New registered office address (number and street, city, state, ZIP code)
36 S. Pennsylvania Street, Suite 700, Indianapolis, Indiana 46204

Current registered agent (type or print name)
Corporation Service Company
New registered agent (type or print name)
C T Corporation System

RECEIVED
INDIANA SECRETARY

[ILLEGIBLE]

STATEMENTS BY REGISTERED AGENT OR CORPORATION

This statement is a representation that the new registered agent has consented to the appointment as registered agent, or statement attached signed by registered agent giving consent to act as the new registered agent.

After the change or changes are made, the street address of this corporation’s registered agent and the address of its registered office will be Identical.

The registered agent filing this statement of change of the registered agent’s business street address has notified the represented corporation in writing of the change, and the notification was manually signed or signed in facsimile.

IN WITNESS WHEREOF, the undersigned executes this notice and verifies, subject to the penalties of perjury, that the statements contained herein are true, this day of , .

Signature		Title
	/s/ Michael E. Jones	Michael E. Jones, Vice President

State of Indiana
Office of the Secretary of State

CERTIFICATE OF INCORPORATION

of

[Company]

I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Articles of Incorporation of the above For-Profit Domestic Corporation have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Corporation Law.

NOW, THEREFORE, with this document I certify that said transaction will become effective ______________.

In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis,__________.

/s/ Sue Anne Gilroy
SUE ANNE GILROY,
SECRETARY OF STATE

ARTICLES OF INCORPORATION State Form 415[ILLEGIBLE] (R10/[ILLEGIBLE]) Approved by State Board of Accounts 1996

APPROVED
AND
FILED
IND. SECRETARY OF STATE

INSTRUCTIONS:
Use [ILLEGIBLE] white paper for inserts
Present original and two (2) copies to address in upper right corner of this form.
Please TYPE or PRINT.
Upon completion of filing, the Secretary of State will issue a receipt.
Indiana Code 23-1-21-2 FILING FEE $90.00

ARTICLES OF INCORPORATION

The undersigned, [ILLEGIBLE] to form a corporation (hereinafter referred to as “Corporation”) pursuant to the provisions of:

☒ Indiana Business Corporation Law	☐	lndiana Professional Corporation Act 1983, Indiana Code 23-1, 6-1-1, et seq. (Professional corporations must include Certificate of Registration.)
As amended, executes the following Articles of Incorporation;

ARTICLE I - NAME AND PRINCIPAL OFFICE
Name of Corporation (the name must include the word “Corporation”, “Incorporated”, “Limited”, “Company” or an abbreviation thereof.)

[Company]
Principal officer: The address of the principal office of the corporation is: 900 Victors Way, Suite 350
Post office address	City	State	ZIP Code
900 Victors Way, Suite 350	Ann Arbor	MI	48108

ARTICLE II - REGISTERED OFFICE AND AGENT
Registered Agent: The name and street address of the Corporation’s Registered Agent and Registered Office for service of process are:
Name of Registered Agent
Corporation Service Company
Address of Registered Office (street or building)	City		ZIP Code
251 East Ohio Street, Suite 500	Indianapolis	Indiana	46204

ARTICLE III - AUTHORIZED SHARES

Number of shares the Corporation is authorized to issue:	1,000
If there is more than one class of shares, with rights and preferences, list such information as “Exhibit A.”

ARTICLE IV INCORPORATORS [ILLEGIBLE]
NAME	NUMBER AND STREET OR BUILDING	CITY	STATE	ZIP CODE
Stuart D. Logan	39755 Woodward	Bloomfield Hills	MI	48304

In Witness Whereof , the undersigned being all the incorporators of said Corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true,

this          day of                          ,          .

Signature /s/ Stuart D. Logan		Printed name	[ILLEGIBLE]
		Stuart D. Logan	SUE ANNE GILROY
Signature		Printed name

Signature		Printed name

This instruments was prepared by: (name)
Stuart D. Logan, Esq.
Address (number, street, city and state)				zip code
39755 Woodward Avenue, Bloomfield Hills, Michigan				48304